                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                -------------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                    -----------------------------------------

Date of Report (Date of earliest event reported):

July 15, 2002

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                               Digex, Incorporated
             (Exact name of registrant as specified in its charter)


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              Delaware                                 59-3582217
              --------                          -------------------------
  (State or other jurisdiction of                    (I.R.S. Employer
   incorporation or organization)                 Identification Number)

                                    000-26873
                                     -------
                            (Commission File Number)


                               14400 Sweitzer Lane
                                Laurel, MD 20707
                    (Address of principal executive offices)

                                 (240) 264-2000
                               (Telephone Number)




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ITEM 5. OTHER EVENTS.

     On July 15, 2002, Digex, Incorporated received resignation letters from Digex Board members: Lawrence C. Tucker, Gregory J. Clark, and Edith E. Holiday. Digex's majority stockholder removed Scott Sullivan from the Digex Board earlier this month. It also removed Mark Shull from the Digex Board in June 2002. Digex has commenced a search to fill the open seats.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   July 18, 2002


                                       DIGEX, INCORPORATED
                                          (Registrant)


                                      /s/ T. SCOTT ZIMMERMAN
                                      ------------------------
                                         T. Scott Zimmerman
                                      Chief Financial Officer